Exhibit 10.1

CERTAIN CONFIDENTIAL INNFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

AMENDMENT N° 34

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

IRIDIUM SATELLITE LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

Execution Copy

PREAMBLE

This Amendment N° 34 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 1st day of March, 2019 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser and Contractor have engaged in discussions relating to changes the Parties would like to incorporate in the Contract; and

WHEREAS, the Parties now desire to amend Article 4 and Exhibit D of the Contract in accordance with the terms and conditions provided for in the Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2: The Parties have agreed that Contractor shall update the [***] as set forth in [***], as approved by the Parties.

Article 3: The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. Dollars (US$[***]) to a new Base Contract Price of no more than [***] U.S. Dollars (US$[***]).

Article 4: The Payment Plan is hereby revised by the addition of the following new Milestones.

Execution Copy    Iridium / Thales Alenia Space Confidential & Proprietary

M/S No.	Milestone	Months after EDC	Planned Date	USD
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Article 5: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 6: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC                THALES ALENIA SPACE FRANCE

/s/ Suzi McBride                    /s/ Denis Allard

Suzi McBride                        Denis Allard
Chief Operating Officer                Vice President
        Iridium Program Director

3
Execution Copy    Iridium / Thales Alenia Space Confidential & Proprietary